Share-Based Payments	6 Months Ended
Dec. 31, 2023
Share-based Payments [Abstract]
Share-based Payments
7	Share-based payments

Options were granted to key management personnel in 2022 but were subject to shareholder approval that was not obtained until 21 November 2023. The options have been expensed over the vesting period from when the service period commenced in 2022 and lmmuron have revised the estimate of fair value at the grant date of 21 November 2023.The adjustment of $30,501 relates to the difference between the estimated fair value and the grant date fair value of these options. The fair value at the shareholder approval date was lower than the fair value at the estimated grant date. The assessed fair value of options at grant date was determined using the Black-Scholes option pricing model that takes into account the exercise price, term of the option, security price at grant date and expected price volatility of the underlying security, the expected dividend yield, risk-free interest rate for the term of the security and certain probability assumptions. Refer to Note 10 for further information.

Performance rights were granted to key management personnel and employees during the period for the year ended 30 June 2024. These can be settled in cash or shares and lmmuron have recognised a liability as at 31 December 2023. The performance rights are based on non-market key performance indicator (KPls). They have been expensed over the service period based on an estimate of KPls are expected to be achieved by 30 June 2024. The expense for the period ended 31 December 2023 was $124,416.